                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      INTEGRATED SECURITY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



                       INTEGRATED SECURITY SYSTEMS, INC.
                        8200 SPRINGWOOD DRIVE, SUITE 230
                              IRVING, TEXAS  75063


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 1, 1997

To the Holders of Common Stock of
         INTEGRATED SECURITY SYSTEMS, INC.:

         Notice is hereby given that the 1997 Annual Meeting of Stockholders of Integrated Security Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, on Thursday, May 1, 1997 at 10:00 A.M., Dallas, Texas time, for the following purposes:

         (1) To elect five persons to serve as directors until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To consider and act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 18,000,000 to 30,000,000;

         (3) To consider and act upon a proposal to approve the adoption of the Company's 1997 Omnibus Stock Plan;

         (4) To transact any other business properly brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed Monday, March 10, 1997, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, for the ten days prior to the meeting.

         Please advise the Company's transfer agent, American Stock Transfer, 6201 15th Avenue, Third Floor, Brooklyn, NY 11218, of any change in your address.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS IN THE EXACT NAMES AS THE SHARES ARE SO REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                        By Order of the Board of Directors,



                                        Gerald K. Beckmann
                                        Chairman, President
                                        and Chief Executive Officer

Irving, Texas
April 9, 1997

                       INTEGRATED SECURITY SYSTEMS, INC.
                        8200 Springwood Drive, Suite 230
                              Irving, Texas  75063


                                ---------------
                                PROXY STATEMENT
                                ---------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 1997


         The accompanying proxy, mailed with this Proxy Statement to stockholders on or about April 9, 1997, is solicited by Integrated Security Systems, Inc. (the "Company"), in connection with the Annual Meeting of Stockholders to be held on May 1, 1997 (the "Annual Meeting").

         As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the Annual Meeting include (i) election to the Board of Directors of five directors to serve as directors until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) consideration of a proposal to amend the Company's Certificate of Incorporation ("Certificate of Incorporation") to increase the number of authorized shares of common stock from 18,000,000 to 30,000,000,
(iii) consideration of a proposal to approve the adoption of the Company's 1997 Omnibus Stock Plan; and (iv) to transact any other proper business brought before the Annual Meeting or any adjournments or postponements thereof.

         All holders of record of shares of common stock at the close of business on March 10, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 6,908,842 shares of common stock. Each share of common stock is entitled to one vote. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions on the proposal to amend the Certificate of Incorporation or to approve the adoption of the Omnibus Stock Plan, if any, will have the effect of a negative vote because this proposal requires the affirmative vote of holders of a majority of outstanding shares. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the outcome of the election of directors.

         Each stockholder has the unconditional right to revoke his or her proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). All properly executed, unrevoked proxies received before the Annual Meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted (i) FOR the election as directors of the nominees named in this Proxy Statement, (ii) FOR the proposal to amend the Certificate of Incorporation, and (iii) FOR the approval of the adoption of the Company's Omnibus Stock Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of February 28, 1997, by (i) each director and named executive officer of the Company, (ii) all officers and directors of the Company as a group, and (iii) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

                                                                       Number of Shares
                                                                         Beneficially
               Name and Address of Beneficial Owner                        Owned(1)        Percent
               ------------------------------------                        --------        -------
Philip R. Thomas(2)(4)                                                      1,625,127       23.5%
Seabeach & Company(11)                                                      1,120,000       16.2%
Gerald K. Beckmann(2)(3)(5)                                                   868,940       10.4%
ProFutures Bridge Capital Fund LP(12)                                         475,000        6.9%
James W. Casey(2)(3)(6)                                                       120,373        1.7%
Frank R. Marlow(2)(3)(7)                                                       60,522        0.9%
Tony C. Lisotta(2)(3)(8)                                                       57,662        0.8%
Richard P. Shortz(2)(3)(9)                                                     41,921        0.6%
Holly J. Burlage(2)(3)(10)                                                     13,128        0.2%
Robert M. Galecke(2)(3)                                                                     00.0%
 All current directors and executive officers as a group (7 persons)        1,162,546       16.9%

---------------

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) The address for this person is 8200 Springwood Drive, Suite 230, Irving, Texas 75063.

(3) Mr. Beckmann is a Director, the Chairman of the Board of Directors, the President and the Chief Executive Officer of the Company. Mr. Casey is a Director, Vice President, Secretary and Chief Financial Officer of the Company. Mr. Marlow and Mr. Galecke are Directors of the Company. Mr. Lisotta and Mr. Shortz are Vice Presidents of the Company. Ms. Burlage is Controller and Assistant Secretary of the Company.

(4) Includes 146,850 shares of Common Stock owned by Thomas Group Holding Company, a company owned by Mr. Thomas; 200,007 shares of Common Stock issuable upon the conversion of preferred stock; and 53,802 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(5) Includes 177,237 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 395,682 shares of Common Stock issuable upon the conversion of preferred stock; and 146,021 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(6) Includes 63,281 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 50,346 shares of Common Stock issuable upon the conversion of preferred stock; and 6,746 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(7) Includes 52,059 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 7,463 shares of Common Stock issuable upon the conversion of preferred stock; and 1,000 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(8) Includes 46,545 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 9,803 shares of Common Stock issuable upon the conversion of preferred stock; and 1,314 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(9) Includes 10,440 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 27,761 shares of Common Stock issuable upon the conversion of preferred stock; and 3,720 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(10) Includes 2,634 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 9,254 shares of Common Stock issuable upon the conversion of preferred stock; and 1,240 shares of Common Stock issuable upon the exercise of warrants within 60 days.

(11) The address for this company is c/o State Street Bank and Trust Co., Corporate Action Unit, 1778 Heritage Drive, North Quincy, MA 02171.

(12) The address for this company is 1720 South Bellaire Street, Suite 500, Denver, CO 80222.


                             ELECTION OF DIRECTORS

         The nominees for director listed below will stand for election at this Annual Meeting for a one-year term of office expiring at the 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Messrs. Beckmann, Casey, Galecke and Marlow are currently members of the Board of Directors.

         The following table sets forth certain information as to the nominees for director of the Company:

    Name and Age                  Positions and Offices With the Company          Director Since
    ------------                  --------------------------------------          --------------
Gerald K. Beckmann, 54       Director, Chairman of the Board, President and            1991
                             Chief Executive Officer
James W. Casey, 55           Director, Vice President and Chief Financial Officer      1995
Robert M. Galecke, 55        Director                                                  1996
Frank R. Marlow, 57          Director                                                  1995
James E. Jack, 55            Director                                                   --

         While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

                        DIRECTORS AND EXECUTIVE OFFICERS

         GERALD K. BECKMANN, 54, Director, Chairman, President and Chief Executive Officer, has served as a director and Chief Technical Officer of the Company since its inception in 1991 and Chairman of the Board of Directors since February 1993. On May 1, 1995, Mr. Beckmann became President and Chief Executive Officer of the Company. From 1991 to 1994 Mr. Beckmann was President and Chief Operating Officer of Thomas Group Holding Company, a private investment company. In 1985, Mr. Beckmann joined Thomas Group, Inc., a publicly-held management consulting firm, and currently serves as a director. Mr. Beckmann also serves as a director on the board of CTC Holdings, an electronic funds transfer systems supplier. Mr. Beckmann is also a manager in Celerity Partners, LLC, the general partner of Celerity Partners I, LP, an acquisition limited partnership. Mr. Beckmann holds a B.S.E.E. from Virginia Polytechnic Institute and University.

         HOLLY J. BURLAGE, 33, Controller and Assistant Secretary, joined the Company in February 1994 and became Controller and Assistant Secretary in May 1995. Prior to joining the Company, Ms. Burlage was Controller of Signature Home Care Group, Inc., a home health care company, from 1993 to 1994, and Controller and Chief Accounting Officer of National Heritage, Inc., a publicly-traded long-term care company, from 1989 to 1993. Ms. Burlage holds a B.B.A. from Baylor University.

         JAMES W. CASEY, 55, Director, Vice President, Secretary and Chief Financial Officer, has served as General Manager of B&B, the Company's manufacturing subsidiary, from April 1994 to May 1995. Mr. Casey became Director, Vice President and Chief Financial Officer of the Company on May 1, 1995. Prior to joining the Company, Mr. Casey was President and Chief Executive Officer of PROTECH, Inc., a publicly-held automatic test equipment manufacturer from 1990 to 1993. Mr. Casey holds a B.B.A. from Iona College and an M.S. from the State University of New York. He is a Certified Public Accountant.

         ROBERT M. GALECKE, 55, Director, is Vice President for Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the Board, President and Chief Executive Officer of National Heritage, Inc. and was also Chairman of the Board, President and Chief Executive Officer of USTrails, Inc., during that period. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, Wisconsin, and a BS in Economics from the University of Wisconsin Stevens Point.

         JAMES E. JACK, 55, nominated for Director position. Mr. Jack is currently retired. From 1991 to 1996 Mr. Jack was Director, Senior Executive Vice President and Chief Financial Officer of Associates First Capital Corporation, a publicly traded consumer and commercial finance organization. Prior to that, Mr. Jack was Director, Executive Vice President and Chief Financial Officer from 1981 to 1993 of the same company. Mr. Jack received a graduate degree from the Southern Methodist University School of Business and a BBA from the University of Notre Dame.

         TONY C. LISOTTA, 55, Vice President, Sales and Marketing, IST, a subsidiary of the Company, joined the Company in October 1993. Mr. Lisotta previously served as Senior Vice President for Fults Associates, Inc., a commercial real estate firm from 1988 to 1992, and Executive Vice President for The Consolidated Companies, a surety bond company from 1992 to 1993. Mr. Lisotta has over 14 years of sales and management experience with IBM. Mr. Lisotta holds a B.B.A. from Lamar University.

         FRANK R. MARLOW, 57, Director, has been a director of the Company since May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February 1995. Mr. Marlow has been a Vice President of Hogan Systems, a publicly-traded company, since March of 1995. Previously, Mr. Marlow was with IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation in executive sales and training positions.

         RICHARD P. SHORTZ, 42, Vice President and Chief Technical Officer, IST, joined the Company in May 1994 and is responsible for Intelli-Site software development. Prior to IST, Mr. Shortz was a Software Developer for Thomas Group, Inc. from 1988 to 1994. Mr. Shortz holds a B.S.C.S. from the University of Maryland.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors has established two committees: a Compensation and Stock Option Committee, and an Audit Committee. The Company's Board of Directors acts as the nominating committee to nominate persons for election to the Board of Directors.

         The Compensation and Stock Option Committee is currently composed of Messrs. Galecke and Marlow. The Compensation and Stock Option Committee met one time during the fiscal year ended December 31, 1996. The Compensation and Stock Option Committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The Compensation and Stock Option Committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.

         The Audit Committee is currently composed of Messrs. Casey, Galecke and Marlow. The Audit Committee met twice during the fiscal year ended December 31, 1996. This committee recommends to the Board of Directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters. Prior to the mailing of this Proxy Statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the 1996 audit and the significant accounting policies and internal controls.

         The Board of Directors held five meetings during the fiscal year ended December 31, 1996. None of the directors attended fewer than 90% of the meetings of the Board of Directors and its committees on which they served.
The Directors of the Company did not receive compensation for their service to the Company as such, although all directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at Board meetings.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                   LONG-TERM COMPENSATION AWARDS
                                   -------------------                   -----------------------------
                                                                  Other Annual     Restricted Stock     Option/
Name and Principal Position     Year      Salary          Bonus   Compensation          Awards           SARS
---------------------------     ----      ------          -----   ------------          ------           ----
Gerald K. Beckmann              1996     $281,875           --         --                  --              --
  Chairman, CEO & President     1995     $114,583           --         --               $68,750(4)      $14,473
                                1994         --             --         --                  --              --

James W. Casey                  1996      $94,163         $ 6,812      --                  --           $50,000
  Vice President & CFO          1995     $115,145         $ 7,750      --               $33,333(4)      $23,395
                                1994      $94,125         $17,125      --                  --           $34,333

Ferdinand A. Hauslein, Jr.(2)   1996     $228,471           --         --                  --              --
  former CEO & President        1995     $233,333           --      $32,845(4)             --           $20,000
                                1994     $154,167         $56,250      --              $ 4,284(2)      $16,271

Tony C. Lisotta                 1996     $120,892           --         --                  --             --
  Vice President, IST           1995     $116,000          $2,850      --               $ 3,550(4)      $10,150
                                1994     $111,500          $16,90      --                  --           $ 8,627

Richard P. Shortz               1996     $123,166          $8,400      --                  --           $15,120
  Vice President, IST           1995      $96,000          $3,000      --               $18,600(4)      $ 2,880
                                1994      $64,000           --         --                  --           $12,000

(1)   No longer employed by the Company.
(2) Mr. Hauslein holds 2,448 shares of restricted common stock valued at $8,874 at December 31, 1996.
(3)   Outplacement services.
(4) Convertible preferred stock issued for forgiveness of deferred salary amounts. No other executive officer's salary and bonus exceed $100,000 during any of the indicated periods.

      No other executive had any form of long-term incentive plan compensation arrangement with the Company during any of the indicated periods.

STOCK OPTION GRANTS

         The following table provides information concerning the grant of stock options during the year ended December 31, 1996 to the named executive officers:

                                           Number of Securities        % of Total Options
                                            Underlying Options        Granted to Employees       Exercise        Expiration
                                                Granted(1)               in Fiscal Year           Price             Date
                                           --------------------       --------------------        -------        ----------
                Gerald K. Beckmann                  --                         --                   --               --
                James W. Casey                    50,000                      27%                  $.81           11/3/03
                Tony C. Lisotta                     --                         --                   --               --
                Richard P. Shortz                 15,120                       8%                 $1.96            8/1/06
 ---------------

(1) The options for all listed vest with respect to 25% of the shares issuable thereunder six months after the date of grant and with respect to cumulative increments of 25% of the shares issuable thereunder on each anniversary of the date of grant.

OPTION EXERCISES AND HOLDINGS

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at December 31, 1996.

                             NUMBER OF UNEXERCISED OPTIONS/SARS AT       VALUE OF UNEXERCISED IN-THE-MONEY
                                        FISCAL YEAR END                   OPTIONS/SARS AT FISCAL YEAR END
                             -------------------------------------        --------------------------------
                                EXERCISABLE        UNEXERCISABLE          EXERCISABLE         UNEXERCISABLE
                                -----------        -------------          -----------         -------------
Gerald K. Beckmann                 177,237              7,237             $  200,296           $     9,046
James W. Casey                      63,281             44,448                135,903               121,141
Ferdinand A. Hauslein, Jr.         184,212                 --                230,890                    --
Tony C. Lisotta                     46,545              7,232                 69,509                12,626
Richard P. Shortz                   10,440             19,560             $   19,845           $    34,383


                             DIRECTOR COMPENSATION

      Currently, directors who have served as directors for at least six months prior to the calculation of an award are eligible to receive grants of options under the Stock Option Plan. Awards are made pursuant to a formula that is based on the Company's net income per share. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at Board meetings.

      The Company has entered into two-year employment agreements with Mr. Gerald K. Beckmann and Mr. James W. Casey that provide for annual base salaries of $283,250 and $120,000, respectively. If either Mr. Beckmann or Mr. Casey is terminated by the Company, each of them is entitled to receive a severance payment of six months; base salary upon termination.

                              CERTAIN TRANSACTIONS

         In 1984, Mr. Philip R. Thomas, the Company's principal stockholder, who was then sole owner of B&B Electromatic, Inc.("B&B"), a wholly-owned subsidiary of the Company, purchased the land, building, and equipment of B&B for a $1,500,000 note payable (bearing interest at 10%) to B&B. In December 1991, the portion of the above transaction related to the land and building was rescinded, which decreased the note balance to $795,000. This note became an asset of the Company upon its acquisition of B&B in 1992. The note was being paid over a five-year period beginning in 1992. The gain on the sale had been deferred and offset against the note receivable, which had been classified in stockholders' equity. The net note receivable balance at December 31, 1994 was $144,062. As a result of these transactions, B&B leased from Mr. Thomas substantially all of the manufacturing equipment used at B&B's facility in Norwood, Louisiana at the current rate of $6,725 per month during 1993 and 1994. On March 31, 1995, this transaction was closed with Mr. Thomas contributing Common Stock and equipment and canceling the related equipment lease with the Company in exchange for forgiveness of the note payable to the Company and related interest. This resulted in an increase to stockholders' equity of $87,000.

         During the period from January 1990 to December 1992, the Company incurred aggregate indebtedness of $786,373 to Thomas Group Holding Company ("TGHC"), Mr. Lynn R. Causey, and Mr. Ferdinand A. Hauslein, Jr. (both former executive officers of the Company), all in separate transactions. From the total amount of this debt, $636,531 was exchanged for 141,451 shares of Common Stock on April 20, 1993, $40,000 was repaid out of the proceeds of the Company's initial public offering on April 20, 1993, and the maturity date of the remaining $109,842 in loans to the Company was extended until January 1, 1995. This amount has been paid in full.

         Effective as of February 16, 1994, the Company entered into a five-year agreement for $120,000 annually with TGHC for TGHC to provide services including but not limited to the services of Mr. Gerald K. Beckmann to serve as Chairman of the Board and as a Director of the Company. Pursuant to such agreement, the Company was obligated to nominate Mr. Beckmann as a director during the term of the agreement. This agreement was terminated May 1, 1995, the date Mr. Beckmann became the Chief Executive Officer and President.

         On January 1, 1995, Mr. Thomas and Mr. Beckmann loaned the Company $69,088 and $90,000, respectively. On December 29, 1995 Mr. Thomas and Mr. Beckmann converted their loans along with additional amounts owed them for interest and miscellaneous expenses into 14,539 shares of Series B $20 Convertible Preferred Stock. During 1995, Mr. Thomas loaned the Company $40,000 which was secured by certain receivables. On December 29, 1995, Mr. Thomas converted this loan into 2,000 Series B $20 Convertible Preferred Stock. Also on December 29, 1995, Mr. Beckmann, Mr. James W. Casey (a director and executive officer of the Company), Mr. Tony C. Lisotta (Vice President of IST), Mr. Richard P. Shortz (Vice President of IST), Ms. Holly J. Burlage (Controller of the Company), and Mr. Frank R. Marlow (a director of the Company), converted unpaid compensation totaling $138,451 into 6,922 Series B $20 Convertible Preferred Stock.

         During 1995 and 1996, Mr. Beckmann loaned the Company approximately $400,000. As of December 31, 1996, no loans were outstanding. On March 11, 1996, Mr. Beckmann loaned the Company $100,000 as part of a $250,000 bridge loan. These bridge loans were converted in June 1996 into $20 Series C Preferred Stock convertible to 30 shares of Common Stock and Warrants to purchase 15 shares of Common Stock at $1.00 per share. These warrants expire five years from date of issue. During the second and third quarters of 1996, Mr. Beckmann loaned the Company $90,000 and Mr. Casey loaned the Company $75,000. Both of these loans have been repaid. In 1996, Mr. Beckmann guaranteed loans to the Company in the aggregate amount of $1,050,000.

         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3, the following individuals did not file on a timely basis reports required by
Section 16(a) of the 1934 Act during the period from January 1, 1996 to December 31, 1996: Late filings: 2=Casey, 1=Beckmann, 1=Galecke.


                            INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Price Waterhouse as the independent accountants of the Company for the fiscal year ending December 31, 1997.

         Representatives of Price Waterhouse are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

BACKGROUND

         Currently, the Company's Certificate of Incorporation authorizes the issuance of up to 18,000,000 shares of common stock. On the Record Date, 6,908,842 shares of common stock were outstanding and 11,762,500 shares were subject to future issuance pursuant to outstanding warrants, convertible preferred stock, convertible debt, and options, 500,000 of which were granted pursuant to the 1993 Stock Option Plan. Therefore, as of the Record Date, no shares of common stock were available for future issuance, and 800,000 shares of common stock issuable pursuant to outstanding securities may not be exercised until and if sufficient additional shares are authorized by the shareholders of the Company.

         The Board by unanimous written consent has adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 18,000,000 to 30,000,000.

DESCRIPTION OF NEWLY AUTHORIZED SHARES

         If the proposed amendment to the Certificate of Incorporation is approved by the Company's stockholders, the additional shares of authorized common stock will have the same terms and rights as the currently authorized shares of common stock. Holders of common stock do not have preemptive rights to purchase shares of common stock or preferred stock issued by the Company.

REASONS FOR AND EFFECT OF THE AMENDMENT

         The increase in the number of shares of common stock has been recommended by the Board to cover the shortage created by the acquisition in December 1996, to assure that an adequate supply of authorized unissued shares is available for issuance from time to time in connection with possible acquisitions or mergers, to obtain and retain key personnel, to take advantage of future opportunities for public or private equity financing, and for other general corporate purposes. The common stock will be available for issuance without further action of the stockholders, unless required by applicable laws or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.

         The Company is continuing to review acquisition and merger candidates. The Company anticipates that, if it completes a merger or acquisition, shares of common stock or preferred stock may be issued in connection with any such transaction. The Company has no present plans or proposals for the issuance of the additional shares of common stock, however, the Company may issue additional shares of such common stock at any time and at prices which the Board of Directors deems advisable.

PROPOSED AMENDMENT

         It is proposed that Article Fourth of the Company's Certificate of Incorporation be amended to read as follows:

         "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 30,750,000 shares, of which 30,000,000 shares shall be common stock, par value $.01 per share ("Common Shares"), and 750,000 shares shall be Preferred Stock, par value $.01 per share ("Preferred Stock")."


               APPROVAL OF THE COMPANY'S 1997 OMNIBUS STOCK PLAN

         The Board of Directors has adopted, subject to stockholder approval, the Company's 1997 Omnibus Stock Plan (the "Omnibus Plan") with the total number of shares issuable thereunder of 1,500,000. The purpose of the plan is to permit the continuing grant of stock options, which the Board of Directors believes is necessary to continue to attract and retain key employees, consultants and directors. The Omnibus Plan is the successor to the 1993 Employee Stock Option Plan pursuant to which no further stock options may be granted. Options previously granted under the predecessor plan and currently outstanding remain subject to the provisions of that plan.

         Approval of the stockholders is sought under the terms of the Omnibus Plan and in order to meet the stockholder approval requirements of (i) Section 422 of the Internal Revenue Code of 1986 (the "Code"). The Board of Directors recommends the plan because it believes that the continuing availability of grants under the Omnibus Plan is an important factor in the Company's ability to attract and retain experienced employees, consultants and directors.

DESCRIPTION OF THE OMNIBUS PLAN

         The Omnibus Plan provides for the grant of incentive stock options ("ISO's") within the meaning of the Code, non-statutory stock options ("NSO's"), stock appreciation rights ("SAR's"), awards of stock ("Awards") and stock purchase opportunities ("Purchase Rights") to directors, employees and consultants of the Company and its present and future subsidiaries. The Omnibus Plan will remain in effect until May 1, 2007, subject to the Board's right to terminate it earlier.

         Under the plan, ISO's may only be granted to employees or directors of the Company; NSO's, SAR's, Awards and Purchase Rights may be granted to any director, employee or consultant of the Company. Recipients of options, Awards and Purchase Rights are selected by the Compensation Committee. A copy of the full text of the Omnibus Plan us attached as Exhibit A to this Proxy Statement.


               BOARD OF DIRECTORS' RECOMMENDATIONS; VOTE REQUIRED

         The Board of Directors unanimously recommends a vote FOR the election as director of each of the nominees named in the proxy, FOR the amendment to the Company's Certificate of Incorporation, and FOR the adoption of the Company's Omnibus Stock Plan. Nominees for director receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the amendment to the Certificate of Incorporation. The affirmative vote of the holders of a majority if the shares of common stock present at the Annual Meeting is required to approve the adoption of the Omnibus Plan.

                             STOCKHOLDER PROPOSALS

         In order for stockholder proposals to receive consideration for inclusion in the Proxy Statement for the Company's 1998 Annual Meeting of the Stockholders, such proposals must be received by March 15, 1998, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063,
Attention: Secretary.

         The Company's by-laws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intention to make such nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. The by-laws also require that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected and such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Company's Board.
This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The Board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision.


                            SOLICITATION OF PROXIES

         The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out- of-pocket expenses incurred by them in connection therewith.


                                 OTHER MATTERS

         The Board is not aware of any matter, other than the matters described above, to be presented for action at the Annual Meeting. However, if any other proper items of business should come before the Annual Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 is enclosed herewith.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                           By Order of the Board of Directors,




                                           Gerald K. Beckmann
                                           Chairman, President
                                           and Chief Executive Officer

Irving, Texas
April 9, 1997

                                   EXHIBIT A

                       INTEGRATED SECURITY SYSTEMS, INC.

                         1997 LONG-TERM INCENTIVE PLAN


                                   I. PURPOSE

        The purpose of the Integrated Security Systems Incorporated. 1997 Long-Term Incentive Plan (the "Plan") is to provide a means whereby Integrated Security Systems Incorporated.., a Delaware corporation (the "Company"), and its Subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards, or any combination of the foregoing, is as best suited to the circumstances of the particular employees as provided herein.


                                II. DEFINITIONS

        The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

              (a) "Award" means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock Award, or Performance Share Award or Stock Value Equivalent Award.

              (b) "Board" means the board of directors of Integrated Security Systems Incorporated.

              (c) "Change of Control" means, for the purposes of Clause (B) of Paragraph (e) of Article XII and Clause (B) of Paragraph (f) of Article XII, the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of an Option or Stock Appreciation Right. If the consideration offered to stockholders of the Company in any transaction described in this Paragraph or Paragraphs (d) and (e) of Article XII consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

              (d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

              (e) "Committee" means the committee selected by the Board to administer the Plan in accordance with Paragraph (a) of Article IV of the Plan.

              (f) "Common Stock" means the common stock, par value $.01 per share, of Integrated Security Systems Incorporated.

              (g)   "Company" means Integrated Security Systems Incorporated.

              (h) "Corporate Change" means one of the following events: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly-owned subsidiary of the Company), cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly-owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution;
        (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

              (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (j) "Fair Market Value" means, as of any specified date, the closing price of the Common Stock on the NASDAQ Stock Exchange (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

              (k) "Holder" means an employee of the Company who has been granted an Award.

              (l) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

              (m) "Option" means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

              (n) "Option Agreement" means a written agreement between the Company and an employee with respect to an Option.

              (o) "Optionee" means an employee who has been granted an option.

              (p)   "Parent Corporation" shall have the meaning set forth in
        Section 424(e) of the Code.

              (q) "Performance Share Award" means an Award granted under
        Article X of the Plan.

              (r) "Plan" means the Integrated Security Systems Incorporated 1997 Long-Term Incentive Plan.

              (s) "Restricted Stock Award" means an Award granted under Article IX of the Plan.

              (t) "Rule 16b-3" means Rule 16b-3 of the general Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

              (u) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

              (v) "Stock Appreciation Right" means an Award granted under
        Article VIII of the Plan.

              (w) "Stock Appreciation Rights Agreement" means a written agreement between the Company and an employee with respect to an Award of Stock Appreciation Rights.

              (x) "Stock Value Equivalent Award" means an Award granted under
        Article XI of the Plan.

              (y) "Subsidiary" means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than twenty percent equity interest, except with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.


                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter and on or prior to the date of the first annual meeting of stockholders of the Company held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or in any Option Agreement or Stock Appreciation Rights Agreement, no Option or Stock Appreciation Right shall be exercisable prior to such stockholder approval. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. Subject to the provisions of Article XIII, the Plan shall remain in effect until all Options and Stock Appreciation Rights granted under the Plan have been exercised or expired by reason of lapse of time, all restrictions imposed upon Restricted Stock Awards have lapsed and all Performance Share Awards and Stock Value Equivalent Awards have been satisfied.


                               IV. ADMINISTRATION

              (a) Composition of Committee. The Plan shall be administered by a committee which shall be (i) appointed by the Board and (ii) constituted so as to permit the Plan to comply with Rule 16b-3.

              (b) Powers. The Committee shall have sole authority, in its discretion, to determine which employees of the Company and its subsidiaries shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right and Restricted Stock Award, and the value of each Performance Share Award and Stock Value Equivalent Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

              (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to this express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgement of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.


                V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
             RESTRICTED STOCK AWARDS, PERFORMANCE SHARE AWARDS AND
           STOCK VALUE EQUIVALENT AWARDS, SHARES SUBJECT TO THE PLAN

              (a) Award Limits. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Article
        VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,500,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in
        Article XII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

              (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                VI. ELIGIBILITY

        Awards made pursuant to the Plan may be granted only to individuals who, at the time of grant, are key employees of the Company or any Subsidiary of the Company. Awards may not be granted to any director of the Company who is not an employee of the Company or to any member of the Committee. An Award made pursuant to the Plan may be granted on more than one occasion to the same person, and such Award may include an Incentive Stock Option, an Option which is not an Incentive Stock Option, an Award of Stock Appreciation Rights, a Restricted Stock Award, a Performance Share Award, a Stock Value Equivalent Award or any combination thereof. Each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company.


                               VII. STOCK OPTIONS

              (a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Company and the Optionee which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment of the exercisability of the Option.

              (b) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

              (c) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

              (d) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or a Subsidiary, within the meaning of
        Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

              (e) Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Committee, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

              (f) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, key employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                        VIII. STOCK APPRECIATION RIGHTS

              (a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement between the Company and the Holder which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the Exchange Act, however, the Committee shall, except as provided in Paragraphs (e) and (f) of
        Article XII, retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Upon the exercise of any Stock Appreciation Rights. Upon the exercise of any Stock Appreciation Rights granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of such Right. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

              (b) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.

              (c) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

              (d) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                          IX. RESTRICTED STOCK AWARDS

              (a) Restricted Period to be Established by the Committee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph (b) of this Article or by Article XII.

              (b) Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award or, at the option of the Company, in the name of a nominee of the Company. The Holder shall have the right to receive dividends during the Restriction Period, to vote the Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to possession of the stock certificate until the Restriction period shall have expired, (ii) the Company shall retain custody of the stock during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Restriction Period.

              (c) Payment for Restricted Stock. A Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law and except that the Committee may, in its discretion, charge the Holder an amount in cash not in excess of the par value of the shares of Common Stock issued under the Plan to the Holder.

              (d) Miscellaneous. Nothing in this Article shall prohibit the exchange of shares issued under the Plan (whether or not then subject to a Restricted Stock Award) pursuant to a plan of reorganization for stock or securities in the Company or another corporation a party to the reorganization, but the stock or securities so received for shares then subject to the restrictions of a Restricted Stock Award shall become subject to the restrictions of such Restricted Stock Award. Any shares of stock received as a result of a stock split or stock dividend with respect to shares


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
        then subject to a Restricted Stock Award shall also become subject to the restrictions of the Restricted Stock Award.


                          X. PERFORMANCE SHARE AWARDS

              (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Share Award, a performance period over which the performance applicable to the Performance Share Award of the Holder shall be measured.

              (b) Performance Share Awards. Each Performance Share Award may have a maximum value established by the Committee at the time of such Award.

              (c) Performance Measures. A Performance Share Award may be awarded to an employee contingent upon future performance of the employee, the Company or any Subsidiary, division or department thereof by or in which he is employed during the performance period, the Fair Market Value of Common Stock or the increase thereof during the performance period, combinations thereof, or such other provisions are the Committee may determine to be appropriate. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

              (d) Awards Criteria. In determining the value of Performance Share Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

              (e) Payment. Following the end of the performance period, the Holder of a Performance Share Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Share Award, if any, based on the achievement of the performance measures for such performance period, as determined by the Committee in its sole discretion. Payment of a Performance Share Award
        (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and (iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

              (f) Termination of Employment. The Committee shall determine the effect of termination of employment during the performance period on an employee's Performance Share Award.

                        XI. STOCK VALUE EQUIVALENT AWARD

              (a) Stock Value Equivalent Awards. Stock Value Equivalent Awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Stock Value Equivalent Award may have a maximum value established by the Committee at the time of such Award.

              (b) Award Period. The Committee shall establish, with respect to and at the time of each Stock Value Equivalent Award, a period over which the Award shall vest with respect to the Holder.

              (c) Awards Criteria. In determining the value of Stock Value Equivalent Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

              (d) Payment. Following the end of the determined period for a Stock Value Equivalent Award, the Holder of a Stock Value Equivalent Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Stock Value Equivalent Award, if any, based on the then vested value of the Award. Payment of a Stock Value Equivalent Award (i) shall be made in cash, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and
        (iii) shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the determined period with respect to a Stock Value Equivalent Award, as determined by the Committee. If payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

              (e) Termination of Employment. The Committee shall determine the effect of termination of employment during the applicable vesting period of an employee's Stock Value Equivalent Award.


                    XII. RECAPITALIZATION OR REORGANIZATION

              (a) Except as hereinafter otherwise provided, Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Awards.

              (b) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

              (c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

              (d) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

              (e) In the event of a Corporate Change, then no later than (i) two business days prior to any Corporate Change referenced in Clause
        (i), (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate change: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of item on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (B) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the
        Plan) as of a date (before or after such Corporate Change) specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (D) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Company, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

              (f) In the event of a Corporate Change, then no later than (i) two business days prior to any Corporate Change referenced in Clause
        (i), (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any Holder of a Stock Appreciation Right, shall effect one or more of the following alternatives with respect to outstanding Stock Appreciation Rights which acts may vary among individual Holders, may vary among Stock Appreciation Rights held by individual Holders and, with respect to acts taken pursuant to Clause (ii) above, may be contingent upon effectuation of the Corporate
        Change: (A) accelerate the time at which Stock Appreciation Rights then outstanding may be exercised so that such Stock Appreciation Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Stock Appreciation Rights and all rights of Holders thereunder shall terminate, (B) require the mandatory surrender to the Company by selected Holders of Stock Appreciation Rights of some or all of the outstanding Stock Appreciation Rights held by such Holders (irrespective of whether such Stock Appreciation Rights are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Committee, in which event the Committee shall thereupon cancel such Stock Appreciation Rights and pay to each Holder an amount of cash equal to the Spread with respect to such Stock Appreciation Rights with the Fair Market Value of the Common Stock at such time to be deemed to be the Change of Control Value or (C) make such adjustments to Stock Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Appreciation Rights then outstanding).

              (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options or Stock Appreciation Rights theretofore granted, the purchase price per share of Common Stock subject to Options or the calculation of the Spread with respect to Stock Appreciation Rights.

              (h) Plan provisions to the contrary notwithstanding, with respect to any Stock Value Equivalent Awards which have been approved but which are unpaid at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such Awards as of the date of such Corporate Change and (ii) for payment of the then value of such Awards as soon as administratively feasible following the Corporate Change with the value of such Awards to be based on the Change of Control Value of the Common Stock.

              (i) Plan provisions to the contrary notwithstanding, with respect to any Performance Share Awards which have been approved but which are unpaid at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such Awards as of the date of such Corporate Change, (ii) for payment of the then value of such Awards as soon as administratively feasible following the Corporate Change, with the value of such Awards to be based, to the extent applicable, on the Change of Control Value of the Common Stock,
        (iii) that any provisions in Awards regarding forfeiture of unpaid Awards shall not be applicable from and after a Corporate Change with respect to Awards made prior to such Corporate Change and (iv) that all performance measures applicable to unpaid Awards at the time of a Corporate Change shall be deemed to have been satisfied in full during the performance period upon the occurrence of such Corporate Change.

              (j) Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Corporate Change occurs, the Committee may, in its sole discretion, provide (i) for full vesting of all Common Stock awarded to the Holders pursuant to such Restricted Stock Awards as of the date of such Corporate Change and (ii) that all restrictions applicable to such Restricted Stock Award shall terminate as of such date.


                   XIII. AMENDMENT OR TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided that no change in any Award therefore granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided further, that the Board may not, without approval of the Stockholders, amend the Plan:

              (a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or Stock Appreciation Rights or pursuant to Restricted Stock Awards or Performance Share Awards, except as provided in Article XII;

              (b)   to change the minimum Option price;

              (c) to change the class of employees eligible to receive Awards or increase materially the benefits accruing to employees under the Plan;

              (d) to extend the maximum period during which Awards may be granted under the Plan;

              (e) to modify materially the requirements as to eligibility for participation in the Plan; or

              (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.


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
                                   XIV. OTHER

              (a) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, a Stock Appreciation Right, a right to a Restricted Stock Award or a right to a Performance Share Award or Stock Value Equivalent Award or any other rights hereunder except as may be evidenced by an Award or by an Option Agreement duly executed on behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

              (b) No Employment Rights Conferred. Nothing contained in the Plan or in any Award made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any Subsidiary or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time.

              (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the offering of the shares covered by such Award has not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Award to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3.

              (d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of such action.

              (e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of the descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative. The Option Agreement, Stock Appreciation Rights Agreement or other written instrument evidencing an Award shall specify the effect of the death of the Holder on the Award.

              (f) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

              (g) Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State Delaware which matters shall be governed by the latter law.


                                      22